Exhibit 10.1

Execution Version

FIRST AMENDMENT AND ISSUING BANK DESIGNATION AGREEMENT

FIRST AMENDMENT AND ISSUING BANK DESIGNATION AGREEMENT (this “Agreement”), dated as of July 22, 2020 (the “Effective Date”) by and among (i) the undersigned New Issuing Banks (as defined below), (ii) ENVIVA PARTNERS, LP, a Delaware limited partnership (the “Borrower”) and (iii) BARCLAYS BANK PLC (“Barclays”), as an Issuing Bank (in such capacity, the “Existing Issuing Bank”) and as Administrative Agent.

RECITALS

A.        WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of October 18, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as defined in the Credit Agreement as amended hereby), by and among the Borrower, the Lenders party thereto from time to time, Barclays, as Administrative Agent and as Collateral Agent, and the other Persons party thereto; and

B.         WHEREAS, pursuant to Section 2.24(k) of the Credit Agreement, (i) the Borrower has requested, and the New Issuing Banks and the Administrative Agent have agreed, that the New Issuing Banks be designated as Issuing Banks under the Credit Agreement and (ii) the Borrower, the Administrative Agent, the Existing Issuing Bank and the New Issuing Banks desire to amend the Credit Agreement to change the L/C Commitments as further set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.      Designation of New Issuing Banks. Pursuant to Section 2.24(k) of the Credit Agreement, the Borrower hereby designates, and each of the Administrative Agent and the New Issuing Banks consent to such designation, each of (i) Goldman Sachs Bank USA and (ii) Citibank, N.A. (each a “New Issuing Bank” and, collectively, the “New Issuing Banks”) as an Issuing Bank under the Credit Agreement.

SECTION 2.       Amendment to the Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)         Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “L/C Commitment” to read as follows:

“L/C Commitment” shall mean the commitment of each Issuing Bank to issue Letters of Credit pursuant to Section 2.24 in the amounts set forth on Schedule 2.02 as amended from time to time. The aggregate amount of the L/C Commitment shall not exceed the lesser of (x) $50,000,000 and (y) the Revolving Credit Commitments.

(b)         Amendment to Schedule 2.02 to the Credit Agreement. Schedule 2.02 of the Credit Agreement is hereby amended and restated in the form attached as Exhibit A to this Agreement.

SECTION 3.       Representations and Warranties. The Borrower hereby represents and warrants to the New Issuing Banks, the Existing Issuing Bank and the Administrative Agent that the following statements are true and correct in all respects:

(a)         the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that to the extent any such representation and warranty is already qualified by materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects;

(b)        the Borrower has the requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and each Loan Document, as amended hereby. The execution and delivery of this Agreement and the performance by the Borrower of this Agreement and each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of the Borrower; and

(c)         this Agreement has been duly executed and delivered by the Borrower and this Agreement is the legally valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws relating to or limiting creditors’ rights generally or by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 4.       Conditions to Effectiveness of this Agreement. The effectiveness of the Agreement shall be subject to the following conditions precedent (the date on which such conditions have been satisfied (or waived) is referred to herein as the “Effective Date”):

(a)         The Administrative Agent shall have received duly executed counterparts of this Agreement from the Borrower, the Existing Issuing Bank and the New Issuing Banks each of which shall be originals or facsimiles or “.pdf” files (followed promptly by originals) unless otherwise specified.

(b)        The representations and warranties set forth in Section 3 of this Agreement shall be true and correct.

(c)         No Default or Event of Default shall exist or would result from the execution and delivery of this Agreement.

SECTION 5.       Effect of the Amendment. On and after the Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended by this Agreement (the Credit Agreement, as so amended, the “Amended Credit Agreement”). Except as expressly provided in this Agreement, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. On and after the Effective Date, (i) this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents, (ii) the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement shall, unless the context otherwise requires, mean the Amended Credit Agreement and (iii) the term “Issuing Banks” as used in the Credit Agreement shall, unless the context otherwise requires, be deemed to include the New Issuing Banks. Each Loan Party hereby ratifies and confirms that, except as specifically amended by this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

SECTION 6.       Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other customary means of electronic transmission (e.g., “.pdf”) shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 7.       Applicable Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 8.       Miscellaneous. The provisions of Sections 9.11 and 9.15 of the Credit Agreement are incorporated by reference herein and made a part hereof.

SECTION 9.       Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its duly authorized officers, all as of the date first above written.

ENVIVA PARTNERS, LP, as Borrower
By: Enviva Partners GP, LLC, its general partner

By:	/s/ Wushuang Ma
Name: Wushuang Ma
Title: Assistant Treasurer

[Signature Page to First Amendment and Issuing Bank Designation Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its duly authorized officers, all as of the date first above written.

BARCLAYS BANK PLC, as Administrative Agent and the Existing Issuing Bank

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

[Signature Page to First Amendment and Issuing Bank Designation Agreement]

Citibank, N.A.,
as a New Issuing Bank

By:	/s/ Greg Kantrowitz
Name:	Greg Kantrowitz
Title:	Vice President / Director

[Signature Page to First Amendment and Issuing Bank Designation Agreement]

Goldman Sachs Bank USA,
as a New Issuing Bank

By:	/s/ Jacob Elder
Name:	Jacob Elder
Title:	Authorized Signatory

[Signature Page to First Amendment and Issuing Bank Designation Agreement]

Exhibit A

Schedule 2.02

Issuing Banks

Issuing Bank	Address	Contact Details	L/C Commitment
Barclays Bank PLC, New York Branch	Barclays Bank PLC, New York Branch 745 Seventh Avenue New York, NY 10019 Attn: Letters of Credit Department / BDM LC Support / Nnamdi Otudoh	Email: xrabdmlcsupport@barclays.com, xraletterofcredit@barclays.com, nnamdi.otudoh@barclays.com	$20,000,000
Goldman Sachs Bank USA	c/o Goldman Sachs Loan Operations Attention: Letter of Credit Department Manager 2001 Ross Avenue, 29th Floor Dallas, TX 75201	Tel: 972-368-2790 Email: gs-loc-business@gs.com	$20,000,000
Citibank, N.A.	388 Greenwich Street, 31st Floor New York, NY 10013 Attention: Letters of Credit / Zorijana Migliorini / Diran Aslanian	Tel: 212-816-8663 / 212-816-0239 Email: zorijana.migliorini@citi.com / diran.aslanian@citi.com	$10,000,000